Report Name - 10F-3

Fund - Sal Bros Strategic Bond Fund

                                Period : 01/01/05 through 06/30/05


                                    ID : 264
                           Issuer Name : Las Vegas Sands Corp (due 2015)
                            Trade Date : 02/03/05
                        Selling Dealer : Goldman Sachs
                Total Shares Purchased : 125,000.00
                        Purchase Price : 99.09
                    % Received by Fund : 0.050%
                        % of Issue (1) : 16.000%
        Other Participant Accounts (2) :      39,875,000.00
                      Issue Amount (2) :     250,000,000.00
          Total Received All Funds (2) :      40,000,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Las Vegas Sands Corp (due 2015)
                            Trade Date :        02/03/05
                 Joint/Lead Manager(s) : Goldman Sachs & Co
                         Co-Manager(s) : Citigroup
                                         JP Morgan Securities
                                         Lehman Brothers
                                         Merrill Lynch & Co
                                         Scotia Capital Inc
                                         UBS
                         Selling Group : N/A


                                    ID : 268
                           Issuer Name : Tribal Gaming (Mohegan) (Due 2015)
                            Trade Date : 02/03/05
                        Selling Dealer : Bank of America
                Total Shares Purchased : 75,000.00
                        Purchase Price : 100
                    % Received by Fund : 0.050%
                        % of Issue (1) : 13.333%
        Other Participant Accounts (2) :      19,925,000.00
                      Issue Amount (2) :     150,000,000.00
          Total Received All Funds (2) :      20,000,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Tribal Gaming (Mohegan) (due 2015)
                            Trade Date :        02/03/05
                 Joint/Lead Manager(s) : Banc of America Securities LLC
                                         Citigroup
                                         SG Corporate & Investment Banking
                         Co-Manager(s) : Calyon Securities USA Inc
                                         Commerzbank AG
                                         Key Capital Markets Inc
                                         RBS Greenwich Capital
                                         Wells Fargo Securities
                         Selling Group : N/A


                                    ID : 340
                           Issuer Name : Levi (Floating Rate Note)
                            Trade Date : 03/07/05
                        Selling Dealer : Bank of America
                Total Shares Purchased : 25,000.00
                        Purchase Price : 100
                    % Received by Fund : 0.007%
                        % of Issue (1) : 3.684%
        Other Participant Accounts (2) :      13,975,000.00
                      Issue Amount (2) :     380,000,000.00
          Total Received All Funds (2) :      14,000,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Levi (Floating Rate Note)
                            Trade Date :        03/07/05
                 Joint/Lead Manager(s) : Banc of America Securities LLC
                                         Citigroup
                                         Goldman Sachs & Co
                                         JP Morgan
                                         Scotia Capital Inc
                         Co-Manager(s) : Bear Stearns & Co Inc
                                         Credit Suisse First Boston Corp
                         Selling Group : N/A


                                    ID : 400
                           Issuer Name : Chesapeake Energy Corp. (Due 2016)
                            Trade Date : 04/13/05
                        Selling Dealer : Lehman Brothers
                Total Shares Purchased : 200,000.00
                        Purchase Price : 99.07
                    % Received by Fund : 0.033%
                        % of Issue (1) : 3.333%
        Other Participant Accounts (2) :      19,800,000.00
                      Issue Amount (2) :     600,000,000.00
          Total Received All Funds (2) :      20,000,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Chesapeake Energy Corp. (due 2016)
                            Trade Date :        04/13/05
                 Joint/Lead Manager(s) : Banc of America Securities LLC
                                         Credit Suisse First Boston Corp
                                         Deutsche Bank Securities Inc
                                         Lehman Brothers
                                         UBS
                         Co-Manager(s) : Bear Stearns & Co Inc
                                         BNP Paribas
                                         Citigroup
                                         Morgan Stanley
                                         ABN Amro
                                         Bosc Inc
                                         Calyon New York
                                         Comerica Inc
                                         Fortis Capital Corp
                                         Harris Nesbitt
                                         Piper Jaffray & Co
                                         RBC Dominion Securities
                                         RBS Greenwich Capital
                                         SunTrust Robinson Humphrey
                                         TD Securities
                                         Wachovia Bank
                                         Wells Fargo
                         Selling Group : N/A